Exhibit 10.11

March 30, 2012

Western National Life Insurance Company

2929 Allen Parkway

Houston, TX 77019

Attention:  Secretary

Western National Life Insurance Company

2929 Allen Parkway

Houston, TX 77019

Attention:  General Counsel

Ladies and Gentlemen:

Reference is made to that certain Unconditional Capital Maintenance Agreement dated as of March 30, 2011 (the “Capital Maintenance Agreement”) by and between American International Group, Inc. and Western National Life Insurance Company (the “Company”).  Capitalized terms, unless otherwise defined herein, shall have the meanings set forth in the Capital Maintenance Agreement.

Pursuant to paragraph 3 of the Capital Maintenance Agreement, the undersigned parties hereby agree that effective as of March 30, 2012, the Specified Minimum Percentage shall equal 435%.  Accordingly, Schedule 1 to the Capital Maintenance Agreement shall be restated as follows:

“The Specified Minimum Percentage shall equal 435% of the Company’s Company Action Level RBC.”

Yours sincerely,

AMERICAN INTERNATIONAL GROUP, INC.

			By:	/s/ David L. Herzog
				Name:	David L. Herzog
				Title:	Executive Vice President and
Chief Financial Officer

Acknowledged and agreed:

WESTERN NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Michael J. Akers
	Name:	Michael J. Akers
	Title:	Executive Vice President